UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:  811-08527

ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH
GROWTH FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
AllianceBernstein L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  July 31, 2006

Date of reporting period:  July 31, 2006


ITEM 1.        REPORTS TO STOCKHOLDERS.



AllianceBernstein International Research Growth Fund


Annual Report

July 31, 2006


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


Investment Products Offered
---------------------------
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
---------------------------

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein(R) at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the funds, and is a member of the NASD.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.


September 15, 2006

Annual Report

This report provides management's discussion of fund performance for AllianceBernstein International Research Growth Fund (the "Fund") for the annual reporting period ended July 31, 2006.

Investment Objective and Policies

This open-end fund seeks long-term growth of capital by investing primarily in an international portfolio of equity securities of carefully selected international companies that are judged likely to achieve superior earnings growth. The Fund invests, under normal circumstances, in the equity securities of companies domiciled in at least three countries, and normally substantially more, other than the United States. The Fund invests in securities of companies in both developed and emerging market countries. AllianceBernstein expects that normally the Fund's portfolio will tend to emphasize investments of companies with market capitalizations of at least $3 billion at the time of investment, although the Fund may invest in companies with smaller market capitalizations from time to time.

Investment Results

The table on page 5 shows the Fund's performance compared to its former benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Growth Index, and its new benchmark, the MSCI All Country
(AC) World (ex-U.S.) Index, for the six- and 12-month periods ended July 31, 2006. The Adviser believes that the MSCI AC World (ex-U.S.) Index is the more appropriate broad-based benchmark for the Fund in light of that Index's relatively broader international and emerging markets exposure.

The Fund underperformed its new benchmark, the MSCI AC World (ex-U.S.) Index for the six-month period ended July 31, 2006 and performed approximately in line with this benchmark for the 12-month period ended July 31, 2006.

After enjoying a somewhat more favorable environment in 2005, so far in 2006 growth stocks have again come under pressure and are notably underperforming value stocks. The Fund's International Research Growth Team (the "team") believes that the Fund's underperformance this year has had little to do with fundamental failures among the companies that it holds, but rather more to do with the growth style of investing being out of favor. The Fund has continued to benefit from an overweighted sector position and strong stock selection in energy which, unfortunately, was more than offset by weaker performance in other sectors.

Market Review and Investment Strategy

Global equity markets declined sharply midway through the second quarter of 2006 on fears that rising official interest rates-fueled by inflation concerns-would slow global growth. Taking their cue from Ben Bernanke, the new chairman of the U.S. Federal Reserve (the "Fed"), central banks around the world tightened monetary policy as economic growth remained very strong and evidence of rising prices abounded.


ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND o 1


The Fed's particularly hawkish tone on inflation, however, raised concerns that policymakers might overtighten, triggering a global recession. During the second quarter, what had been an inflation scare became a growth scare, prompting investors to sell riskier assets indiscriminately, with commodities, emerging markets securities and economically-sensitive equities bearing the brunt of the selling. The liquidity fed on itself in a downward spiral, causing volatility to spike higher and pushing emerging markets to their sharpest 25-day decline since the Asian Crisis of 1998. The market did recover toward quarter-end amid more hopeful comments from the Fed.

In comparison to the benchmark, the Fund's largest active positions were overweights in health care and financial stocks and an underweight in utilities, all of which detracted modestly from the Fund's performance during the reporting period. The Fund's significant regional allocation was overweight in Europe, modestly contributing to the Fund's performance during the reporting period. Among sectors, energy stocks had strong performance. The Fund continues to own fundamentally superior stocks where the team believes earnings growth is underappreciated by the consensus.


2 o ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND


HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes. During the reporting period, the Adviser waived a portion of its advisory fee or reimbursed the Fund for a portion of its expenses to the extent necessary to limit its expenses on an annual basis to 1.65%, 2.35%, 2.35% and 1.35% of the average daily net assets of Class A, Class B, Class C and Advisor Class shares, respectively. These waivers extend through the Fund's current fiscal year and may be extended by the Adviser for additional one-year terms. Without the waivers, the Fund's expenses would have been higher and each Class' performance would have been lower than that shown.

Benchmark Disclosure

Neither the unmanaged Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Growth Index nor the unmanaged MSCI All Country
(AC) World (ex-U.S.) Index reflects fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EAFE Growth Index is a free float-adjusted market capitalization index that is designed to measure developed market growth equity performance in 21 countries, excluding the U.S. and Canada. The MSCI AC World (ex-U.S.) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

The MSCI EAFE Growth Index values are calculated using net returns. The MSCI AC World (ex-U.S.) Index values are calculated using both net and gross returns. In calculating net returns, the dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. In calculating gross returns, the amount of the dividend reinvested is the dividend distributed to individuals resident in the country of the company, but does not include tax credits.


(Historical Performance continued on next page)


ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND o 3


HISTORICAL PERFORMANCE

(continued from previous page)

A Word About Risk

Substantially all of the Fund's assets will be invested in foreign securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments. In addition, because the Fund will invest in foreign currency denominated securities, fluctuations in the value of the Fund's investments may be magnified by changes in foreign exchange rates. The Fund concentrates its investments in a limited number of securities and an investment in the Fund is therefore subject to greater risk and volatility than investments in a more diversified portfolio. The Fund may invest in securities of emerging market nations. These investments have additional risks, such as illiquid or thinly traded markets, company management risk, heightened political instability and currency volatility. Accounting standards and market regulations in emerging market nations are not the same as those in the U.S. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund's prospectus.


(Historical Performance continued on next page)


4 o ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND


HISTORICAL PERFORMANCE
(continued from previous page)


                                                               Returns
THE FUND VS. ITS BENCHMARK                            -------------------------
PERIODS ENDED JULY 31, 2006                              6 Months     12 Months
-------------------------------------------------------------------------------
  AllianceBernstein International Research
    Growth Fund
    Class A                                                1.02%        25.24%
-------------------------------------------------------------------------------
    Class B                                                0.67%        24.31%
-------------------------------------------------------------------------------
    Class C                                                0.67%        24.31%
-------------------------------------------------------------------------------
    Advisor Class*                                         1.23%        25.60%
-------------------------------------------------------------------------------
  MSCI EAFE Growth Index (net)                             3.43%        22.82%
-------------------------------------------------------------------------------
  MSCI AC World (ex-U.S.) Index (net)                      3.57%        24.61%
-------------------------------------------------------------------------------
  MSCI AC World (ex-U.S.) Index (gross)                    3.87%        25.10%
-------------------------------------------------------------------------------
Please note that this share class is for investors purchasing shares through institutional pension plans and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.


GROWTH OF A $10,000 INVESTMENT IN THE FUND
3/3/98* TO 7/31/06


[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

MSCI AC World (ex-U.S.) Index (gross): $17,764

MSCI EAFE Growth Index (net): $12,937

AllianceBernstein International Research Growth Fund Class A: $12,726


                AllianceBernstein
             International Research        MSCI                 MSCI
                   Growth Fund          EAFE Growth      AC World (ex-U.S.)
                     Class A            Index (net)         Index (gross)
-------------------------------------------------------------------------------
3/3/98*              $ 9,575              $10,000              $10,000
7/31/98              $ 9,901              $10,352              $10,289
7/31/99              $10,513              $11,058              $11,425
7/31/00              $12,593              $12,251              $12,663
7/31/01              $ 8,583              $ 8,506              $ 9,822
7/31/02              $ 7,207              $ 7,051              $ 8,326
7/31/03              $ 7,465              $ 7,355              $ 9,074
7/31/04              $ 8,415              $ 8,806              $11,369
7/31/05              $10,157              $10,534              $14,200
7/31/06              $12,726              $12,937              $17,764


* Since inception of the Fund's Class A shares on 3/3/98.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein International Research Growth Fund Class A shares (from 3/3/98* to 7/31/06) as compared to the performance of the MSCI EAFE Growth Index (net) and the MSCI AC World (ex-U.S.) Index (gross). The growth of the MSCI EAFE Growth Index (net) and the MSCI AC World (ex-U.S.) Index are from 2/28/98, the closest month-end to the Fund's inception date. Net return values for the MSCI AC World (ex-U.S.) Index are not available for the 3/3/98-12/31/00 time period. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 3 - 4.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND o 5


HISTORICAL PERFORMANCE
(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF JULY 31, 2006

                                           NAV Returns     SEC Returns
--------------------------------------------------------------------------
Class A Shares
1 Year                                          25.24%          19.87%
5 Years                                          8.19%           7.26%
Since Inception*                                 3.44%           2.91%

Class B Shares
1 Year                                          24.31%          20.31%
5 Years                                          7.39%           7.39%
Since Inception*(a)                              2.71%           2.71%

Class C Shares
1 Year                                          24.31%          23.31%
5 Years                                          7.39%           7.39%
Since Inception*                                 2.67%           2.67%

Advisor Class Shares+
1 Year                                          25.60%          25.60%
5 Years                                          8.49%           8.49%
Since Inception*                                 3.72%           3.72%


(a) Assumes conversion of Class B shares into Class A shares after eight years.

* Inception Date: 3/3/98 for Class A, Class B, Class C and Advisor Class shares.

+     This share class is offered at net asset value (NAV) to eligible investors and its SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through institutional pension plans and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for this share class is listed above.

See Historical Performance disclosures on pages 3 - 4.

(Historical Performance continued on next page)


6 o ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND


HISTORICAL PERFORMANCE
(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (JUNE 30, 2006)

---------------------------------------------------------------------------
                                                           SEC Returns
Class A Shares
1 Year                                                          23.95%
5 Years                                                          6.60%
Since Inception*                                                 2.82%

Class B Shares
1 Year                                                          24.57%
5 Years                                                          6.74%
Since Inception*(a)                                              2.62%

Class C Shares
1 Year                                                          27.57%
5 Years                                                          6.74%
Since Inception*                                                 2.60%

Advisor Class Shares+
1 Year                                                          29.91%
5 Years                                                          7.85%
Since Inception*                                                 3.64%


(a) Assumes conversion of Class B shares into Class A shares after eight years.

* Inception Date: 3/3/98 for Class A, Class B, Class C and Advisor Class shares.

+     Please note that this share class is for investors purchasing shares through institutional pension plans and investment advisory clients of, and certain other persons associated with, the Adviser and it affiliates of the Funds. The inception date for this share class is listed above.

See Historical Performance disclosures on pages 3 - 4.


ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND o 7


FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                      Beginning                     Ending
                    Account Value               Account Value              Expenses Paid
                  February 1, 2006              July 31, 2006              During Period*
-----------------------------------------------------------------------------------------------
                 Actual    Hypothetical    Actual     Hypothetical**    Actual     Hypothetical
-----------------------------------------------------------------------------------------------
Class A        $1,000          $1,000      $1,010.22    $1,016.61        $ 8.22       $ 8.25
-----------------------------------------------------------------------------------------------
Class B        $1,000          $1,000      $1,006.67    $1,013.14        $11.69       $11.73
-----------------------------------------------------------------------------------------------
Class C        $1,000          $1,000      $1,006.67    $1,013.14        $11.69       $11.73
-----------------------------------------------------------------------------------------------
Advisor
   Class       $1,000          $1,000      $1,012.31    $1,018.10        $ 6.74       $ 6.76
-----------------------------------------------------------------------------------------------

* Expenses are equal to the classes' annualized expense ratios of 1.65%, 2.35%, 2.35% and 1.35%, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**    Assumes 5% return before expenses.


8 o ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND


PORTFOLIO SUMMARY
July 31, 2006

PORTFOLIO STATISTICS
Net Assets ($mil): $273.4


SECTOR BREAKDOWN*
[ ] 29.7% Finance
[ ] 11.8% Energy
[ ] 10.1% Health Care
[ ]  9.0% Technology
[ ]  8.6% Consumer Staples                        [PIE CHART OMITTED.]
[ ]  8.5% Basic Industry
[ ]  7.5% Consumer Services
[ ]  5.6% Consumer Manufacturing
[ ]  5.0% Capital Goods
[ ]  2.0% Utilities
[ ]  1.1% Multi-Industry
[ ]  0.6% Transportation
[ ]  0.5% Aerospace & Defense


COUNTRY BREAKDOWN*
[ ] 18.2% Japan
[ ] 15.3% Switzerland
[ ] 14.8% United Kingdom                          [PIE CHART OMITTED.]
[ ] 11.4% France
[ ]  4.7% Australia
[ ]  3.9% Brazil
[ ]  3.3% Italy
[ ]  2.7% Ireland
[ ]  2.6% Netherlands
[ ]  2.5% Germany
[ ]  2.4% Spain
[ ]  2.3% Russia
[ ]  2.1% Norway
[ ]  1.8% China

[ ] 12.0% Other


* All data are as of July 31, 2006. The Fund's sector and country breakdowns are expressed as a percentage of total investments and may vary over time. "Other" country weightings represent less than 1.8% weightings in the following countries: Austria, Canada, Cayman Islands, Egypt, Greece, Hong Kong, Hungary, India, Israel, Mexico, Netherlands Antilles, South Korea, Sweden, Taiwan and Turkey.

Please Note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of this report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund's prospectus.


ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND o 9


TEN LARGEST HOLDINGS
July 31, 2006

                                                                 Percent of
Company                                        U.S. $ Value      Net Assets
----------------------------------------------------------------------------
BNP Paribas, SA                                $  8,706,236             3.2%
UBS AG                                            7,972,931             2.9
Credit Suisse Group                               6,766,356             2.5
Norsk Hydro ASA                                   5,698,537             2.1
Roche Holding AG                                  5,685,181             2.1
Novartis AG                                       5,572,769             2.0
Nestle, SA                                        5,140,433             1.9
HSBC Holdings Plc.                                5,109,101             1.9
Mitsubishi UFJ Financial Group, Inc.              5,085,458             1.8
Nomura Holdings, Inc.                             5,049,364             1.8
----------------------------------------------------------------------------
                                               $ 60,786,366            22.2%


10 o ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND


PORTFOLIO OF INVESTMENTS
July 31, 2006

Company                                               Shares    U.S. $ Value
-----------------------------------------------------------------------------

COMMON & PREFERRED STOCKS-97.0%

Finance-28.8%
Banking-Money Center-13.9%
Anglo Irish Bank Corp. Plc.                          159,007     $  2,309,282
Banco Bilbao Vizcaya Argentaria, SA                  125,771        2,679,775
BNP Paribas, SA                                       89,378        8,706,236
Commerzbank AG                                        52,470        1,844,486
Credit Suisse Group                                  120,719        6,766,356
HSBC Holdings Plc.                                   281,310        5,109,101
Mitsubishi UFJ Financial Group, Inc.                     363        5,085,458
Standard Chartered Plc.                              106,478        2,695,784
Sumitomo Mitsui Financial Group, Inc.                    274        2,918,411
                                                                 ------------
                                                                   38,114,889
Banking-Regional-3.3%
Allied Irish Banks Plc.                               48,207        1,166,127
China Construction Bank Class H(a)                 4,143,000        1,813,009
Turkiye Is Bankasi Class C                           275,541        1,465,854
UniCredito Italiano SpA                              581,062        4,474,646
                                                                 ------------
                                                                    8,919,636
Brokerage & Money Management-3.1%
Man Group Plc.                                        63,335        2,906,280
Nomura Holdings, Inc.                                283,800        5,049,364
Partners Group(b)                                      9,300          631,437
                                                                 ------------
                                                                    8,587,081

Insurance-5.1%
ING Groep NV                                         105,865        4,296,143
Prudential Plc.                                      300,958        3,165,240
QBE Insurance Group, Ltd.                            272,290        4,599,067
Swiss Reinsurance                                     25,877        1,861,287
                                                                 ------------
                                                                   13,921,737
Miscellaneous-3.4%
ORIX Corp.                                             4,610        1,203,309
UBS AG                                               146,472        7,972,931
                                                                 ------------
                                                                    9,176,240
                                                                 ------------
                                                                   78,719,583
Energy-11.4%
International-6.4%
ENI SpA                                               85,352        2,618,541
LUKOIL (ADR)                                          57,615        5,012,505
Norsk Hydro ASA                                      198,970        5,698,537
Petroleo Brasileiro, SA (ADR)(b)                      50,200        4,158,568
                                                                 ------------
                                                                   17,488,151


ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND o 11


Company                                               Shares    U.S. $ Value
-----------------------------------------------------------------------------
Oil Service-5.0%
GlobalSantaFe Corp.                                   82,400     $  4,526,232
Saxon Energy Services, Inc.(b)                       587,500        2,128,435
Schlumberger, Ltd.                                    45,000        3,008,250
WorleyParsons, Ltd.                                  264,600        4,070,041
                                                                 ------------
                                                                   13,732,958
                                                                 ------------
                                                                   31,221,109
Health Care-9.8%
Drugs-7.7%
Chugai Pharmaceutical Co., Ltd.                       63,100        1,300,034
Gedeon Richter Rt.                                     5,679        1,205,016
Novartis AG                                           98,486        5,572,769
Roche Holding AG                                      31,946        5,685,181
Sanofi-Aventis                                        40,564        3,852,579
Takeda Pharmaceutical Co., Ltd.                       31,000        1,998,057
Teva Pharmaceutical Industries, Ltd. (ADR)            40,400        1,336,432
                                                                 ------------
                                                                   20,950,068
Medical Products-2.1%
Essilor International, SA                             25,137        2,515,642
Nobel Biocare Holding AG                               9,521        2,257,947
Synthes, Inc.                                          9,057        1,046,490
                                                                 ------------
                                                                    5,820,079
                                                                 ------------
                                                                   26,770,147
Technology-8.7%
Communication Equipment-0.4%
OAO Vimpel-Communications (ADR)(b)                    11,300          544,660
Tim Participacoes, SA (ADR)                           20,500          508,400
                                                                 ------------
                                                                    1,053,060
Communication Services-0.2%
Comstar United Telesystems (GDR)(a)                   75,479          437,778

Computer Hardware/Storage-0.6%
NEC Corp.                                            280,000        1,540,434

Computer Peripherals-0.3%
High Tech Computer Corp.                              43,200          960,013

Computer Services-0.9%
CapGemini, SA                                         47,067        2,529,583

Electronic Components-0.6%
Largan Precision Co., Ltd.                            73,000        1,537,755

Internet Infrastructure-0.6%
Fastweb(b)                                            44,610        1,726,913

Semiconductor Capital Equipment-0.5%
ASML Holding NV(b)                                    76,026        1,505,020


12 o ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND


Company                                               Shares    U.S. $ Value
-----------------------------------------------------------------------------
Semiconductor Components-0.7%
Hynix Semiconductor, Inc.(a)(b)                        4,200     $    141,750
Hynix Semiconductor, Inc.(b)                          51,010        1,734,576
                                                                 ------------
                                                                    1,876,326
Software-1.3%
Infosys Technologies, Ltd.                            32,033        1,141,817
SAP AG                                                12,772        2,332,346
                                                                 ------------
                                                                    3,474,163
Miscellaneous-2.6%
Canon, Inc.                                           68,700        3,279,986
Hoya Corp.                                            66,900        2,339,999
Keyence Corp.                                          6,800        1,552,319
                                                                 ------------
                                                                    7,172,304
                                                                 ------------
                                                                   23,813,349
Consumer Staples-8.3%
Beverages-2.7%
Companhia de Bebidas das Americas pfd
     (ADR)                                            48,400        1,948,100
Pernod Ricard, SA                                     11,168        2,326,072
SABMiller Plc.                                       150,900        3,032,027
                                                                 ------------
                                                                    7,306,199
Food-1.9%
Nestle, SA                                            15,681        5,140,433
Retail-Food & Drug-1.3%
Carrefour SA                                          28,838        1,798,168
Tesco Plc.                                           282,466        1,897,733
                                                                 ------------
                                                                    3,695,901
Tobacco-1.4%
Altadis, SA                                           35,443        1,679,336
British American Tobacco Plc.                         85,828        2,312,745
                                                                 ------------
                                                                    3,992,081
Miscellaneous-1.0%
Punch Taverns Plc.                                   164,695        2,711,045
                                                                 ------------
                                                                   22,845,659
Basic Industry-8.3%
Chemicals-1.0%
Bayer AG                                              11,210          551,854
Hitachi Chemical Co., Ltd.                            86,700        2,116,415
                                                                 ------------
                                                                    2,668,269
Mining & Metals-6.7%
China Shenhua Energy Co., Ltd. Class H             1,681,000        3,026,825
Companhia Vale do Rio Doce (ADR)(b)                  185,600        3,693,440
Rio Tinto Plc.                                        90,114        4,682,046
Xstrata Plc.                                          80,803        3,473,190
Zinifex, Ltd.                                        420,723        3,411,250
                                                                 ------------
                                                                   18,286,751


ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND o 13


Company                                               Shares    U.S. $ Value
-----------------------------------------------------------------------------
Miscellaneous-0.6%
Asahi Glass Co., Ltd.                                136,000     $  1,742,638
                                                                 ------------
                                                                   22,697,658
Consumer Services-7.3%
Airlines-0.8%
easyJet Plc.(b)                                      248,273        2,070,101

Broadcasting & Cable-1.4%
Grupo Televisa, SA (ADR)                              63,200        1,170,464
Societe Television Francaise 1                        81,050        2,587,638
                                                                 ------------
                                                                    3,758,102
Cellular Communications-1.8%
America Movil SA de CV Series L (ADR)                 35,800        1,280,924
Bharti Airtel, Ltd.(b)                                84,666          697,414
Orascom Telecom Holding, SAE (GDR)(a)                 13,424          641,667
Vodafone Group Plc.                                1,049,842        2,279,784
                                                                 ------------
                                                                    4,899,789
Entertainment & Leisure-1.5%
Greek Organisation of Football Prognostics, SA        61,206        2,225,969
ProSiebenSat. 1 Media AG pfd                          71,464        1,820,102
                                                                 ------------
                                                                    4,046,071
Resturants & Lodging-0.7%
Accor, SA                                             34,662        2,045,259

Miscellaneous-1.1%
First Choice Holidays Plc.                           379,997        1,628,928
Li & Fung, Ltd.                                      669,400        1,403,636
                                                                 ------------
                                                                    3,032,564
                                                                 ------------
                                                                   19,851,886
Consumer Manufacturing-5.4%
Auto & Related-2.5%
Honda Motor Co., Ltd.                                 72,600        2,390,394
Toyota Motor Corp.                                    86,500        4,553,124
                                                                 ------------
                                                                    6,943,518
Building & Related-2.9%
CRH Plc.                                             116,298        3,749,868
Rinker Group, Ltd.                                    30,843          308,959
Vinci, SA                                             37,048        3,766,734
                                                                 ------------
                                                                    7,825,561
                                                                 ------------
                                                                   14,769,079
Capital Goods-4.9%
Electrical Equipment-1.6%
Atlas Copco AB Class A                                53,604        1,336,883
Delta Electronics, Inc.                              684,250        1,843,144
Koninklijke (Royal) Philips Electronics NV            35,200        1,159,665
                                                                 ------------
                                                                    4,339,692


14 o ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND


Company                                               Shares    U.S. $ Value
-----------------------------------------------------------------------------
Engineering & Construction-1.3%
ABB, Ltd.                                            278,142     $  3,598,476
Machinery-1.3%
Komatsu, Ltd.                                        181,000        3,646,181

Miscellaneous-0.7%
Nitto Denko Corp.                                     24,600        1,787,393
                                                                 ------------
                                                                   13,371,742
Utilities-1.9%
Telephone Utility-1.9%
Nippon Telegraph & Telephone Corp.                       217        1,127,013
Telefonica, SA                                       113,024        1,912,098
Telekom Austria AG                                    69,291        1,565,765
TeliaSonera AB                                       108,166          606,539
                                                                 ------------
                                                                    5,211,415
Multi-Industry-1.1%
Multi-Industry-1.1%
Mitsui & Co., Ltd.                                   193,000        2,909,496

Transportation-0.6%
Railroad-0.6%
Central Japan Railway Co.                                151        1,671,193

Aerospace & Defense-0.5%
Aerospace-0.5%
BAE Systems Plc.                                     207,622        1,386,831

Total Investments-97.0%
     (cost $213,919,836)                                          265,239,147
Other assets less liabilities-3.0%                                  8,207,417
                                                                 ------------
Net Assets-100%                                                  $273,446,564
                                                                 ============


(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2006, the aggregate market value of these securities amounted to $3,034,204 or 1.1% of net assets.

(b)   Non-income producing security.

      Glossary of Terms:

      ADR - American Depositary Receipt
      GDR - Global Depositary Receipt

      See notes to financial statements.


ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND o 15


STATEMENT OF ASSETS & LIABILITIES
July 31, 2006

Assets
Investments in securities, at value (cost $213,919,836)       $  265,239,147
Cash                                                               2,867,238
Foreign cash, at value (cost $5,494,832)                           5,567,779
Receivable for investment securities sold
     and foreign currency contracts                                3,960,834
Receivable for capital stock sold                                  2,003,668
Dividends receivable                                                 478,556
Total assets                                                     280,117,222

Liabilities
Payable for investment securities purchased and foreign
     currency contracts                                            3,675,854
Payable for capital stock redeemed                                 2,266,563
Advisor fee payable                                                  286,510
Distribution fee payable                                             115,999
Transfer Agent fee payable                                            83,427
Administrative fee payable                                            30,139
Accrued expenses and other liabilities                               212,166
Total liabilities                                                  6,670,658
Net Assets                                                     $ 273,446,564

Composition of Net Assets
Capital stock, at par                                          $      21,703
Additional paid-in capital                                       290,506,407
Accumulated net investment loss                                      (20,242)
Accumulated net realized loss on investment
     and foreign currency transactions                           (68,470,013)
Net unrealized appreciation of investments
     and foreign currency denominated assets and liabilities      51,408,709
                                                               $ 273,446,564


Net Asset Value Per Share--12 billion shares of capital stock authorized, $.001 par value


                                                  Shares          Net Asset
Class                           Net Assets     Outstanding          Value
-------------------------------------------------------------------------------
A                             $114,116,963       8,882,510          $12.85*
B                             $ 72,758,717       6,026,654          $12.07
C                             $ 30,840,630       2,554,954          $12.07
Advisor                       $ 55,730,254       4,238,815          $13.15


* The maximum offering price per share for Class A shares was $13.42 which reflects a sales charge of 4.25%.

     See notes to financial statements.


16 o ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND


STATEMENT OF OPERATIONS
Year Ended July 31, 2006

Investment Income
Dividends (net of foreign taxes withheld of
     $609,523)                                $ 5,093,105
Interest                                          181,428      $  5,274,533

Expenses
Advisory fee                                    1,974,523
Distribution fee--Class A                         315,168
Distribution fee--Class B                         827,124
Distribution fee--Class C                         298,340
Transfer agency--Class A                          365,738
Transfer agency--Class B                          326,784
Transfer agency--Class C                          108,346
Transfer agency--Advisor Class                    160,715
Custodian                                         374,310
Printing                                          179,019
Administration                                     90,000
Legal                                              76,139
Registration                                       65,012
Audit                                              58,614
Directors' fees                                    27,509
Miscellaneous                                      31,958
Total expenses                                  5,279,299
Less: expenses waived and reimbursed
     by the Adviser (see Note B)                 (262,986)
Less: expense offset arrangement
     (see Note B)                                 (21,539)
Net expenses                                                      4,994,774
Net investment income                                               279,759

Realized and Unrealized Gain (Loss)
on Investment and Foreign Currency
Transactions
Net realized gain (loss) on:
     Investment transactions                                     38,247,619(a)
     Foreign currency transactions                                  (44,808)
Net change in unrealized
     appreciation/depreciation of:
     Investments                                                 17,599,764
     Foreign currency denominated assets
          and liabilities                                            71,152
Net gain on investments                                          55,873,727

Net Increase in Net Assets from
     Operations                                                $ 56,153,486


(a)   Net of foreign capital gains taxes of $31,003.

      See notes to financial statements.


ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND o 17


STATEMENT OF CHANGES IN NET ASSETS

                                             Year Ended         Year Ended
                                              July 31,           July 31,
                                                2006               2005
                                            -------------      -------------
Increase (Decrease) in Net Assets
from Operations
Net investment income (loss)                $     279,759      $    (537,297)
Net realized gain on investment and
     foreign currency transactions             38,202,811         17,627,980
Net change in unrealized
     appreciation/depreciation of
     investments and foreign currency
     denominated assets and liabilities        17,670,916         18,969,421
Net increase in net assets from
     operations                                56,153,486         36,060,104

Capital Stock Transactions
Net increase (decrease)                       (18,943,153)       112,921,281
Total increase                                 37,210,333        148,981,385

Net Assets
Beginning of period                           236,236,231         87,254,846
End of period (including accumulated
     net investment loss of $(20,242)
     and $(960,630), respectively)          $ 273,446,564      $ 236,236,231
                                            =============      =============


See notes to financial statements.


18 o ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND


NOTES TO FINANCIAL STATEMENTS
July 31, 2006


NOTE A
Significant Accounting Policies

AllianceBernstein International Research Growth Fund, Inc. (the "Fund"), was incorporated as a Maryland Corporation on November 24, 1997 and is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All four classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities


ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND o 19


listed only on "NASDAQ" are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management, L.P.) (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.


20 o ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND


Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their relative net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND o 21


NOTE B
Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Fund's average daily net assets. Prior to September 7, 2004, the Fund paid the Adviser an advisory fee at an annual rate of 1% of the Fund's average daily net assets. The fee is accrued daily and paid monthly. Until May 9, 2005, the Adviser waived its fees and bore certain expenses to the extent necessary to limit total operating expenses on an annual basis to 2.50%, 3.20%, 3.20%, and 2.20% of the average daily net assets for Class A, Class B, Class C and Advisor Class shares, respectively. Effective May 10, 2005, the Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.65%, 2.35%, 2.35% and 1.35% of the average daily net assets for Class A, Class B, Class C and Advisor Class shares, respectively. For the year ended July 31, 2006, such waivers and reimbursements amounted to $262,986.

Pursuant to the advisory agreement, the Adviser provides certain legal and accounting services to the Fund. For the year ended July 31, 2006, such fees amounted to $90,000.

The Fund compensates AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.) ("ABIS"), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. The compensation retained by ABIS amounted to $551,600 for the year ended July 31, 2006.

For the year ended July 31, 2006, the Fund's expenses were reduced by $21,539 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (prior to February 24, 2006 known as AllianceBernstein Investment Research and Management, Inc.) (the
"Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has retained front-end sales charges of $1,852 from the sales of Class A shares and received $2,895, $43,704 and $2,711 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended July 31, 2006.

Brokerage commissions paid on investment transactions for the year ended July 31, 2006, amounted to $728,442, none of which was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.


22 o ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND


NOTE C
Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares and 1% of the Fund's average daily net assets attributable to the Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $4,886,764 and $1,284,351 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


NOTE D
Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended July 31, 2006, were as follows:

                                                 Purchases        Sales
Investment securities (excluding
     U.S. government securities)              $  224,322,255  $  247,700,206
U.S. government securities                                -0-             -0-

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost                                                           $ 214,233,872
Gross unrealized appreciation                                  $  54,044,824
Gross unrealized depreciation                                     (3,039,549)
Net unrealized appreciation                                    $  51,005,275

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for investment purposes. A forward currency exchange contract is a commitment to purchase or sell a foreign currency


ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND o 23


on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund.


The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward currency exchange contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

NOTE E
Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

                               Shares                      Amount
                    ---------------------------  ---------------------------
                      Year Ended    Year Ended    Year Ended     Year Ended
                       July 31,      July 31,      July 31,       July 31,
                         2006          2005          2006           2005
                    -------------  ------------  -------------  ------------
Class A
Shares sold            1,635,288     1,358,600   $ 19,818,874  $ 12,941,873
Shares converted
   from Class B          785,298        98,793      9,873,072       976,302
Shares issued in
   connection with
   the acquisitions of
   AllianceBernstein
   All-Asia Investment
   Fund and
   AllianceBernstein
   New Europe Fund            -0-    7,115,439             -0-   52,005,064
Shares redeemed       (2,499,177)   (2,200,290)   (30,034,379)  (21,037,077)
Net increase
   (decrease)            (78,591)    6,372,542   $   (342,433) $ 44,886,162


24 o ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND


                               Shares                      Amount
                    ---------------------------  ---------------------------
                      Year Ended    Year Ended    Year Ended     Year Ended
                       July 31,      July 31,      July 31,       July 31,
                         2006          2005          2006           2005
                    -------------  ------------  -------------  ------------
Class B
Shares sold              436,583       719,691   $  5,030,345  $  6,674,220
Shares converted
   to Class A           (832,440)     (105,415)    (9,873,072)     (976,302)
Shares issued in
   connection with
   the acquisitions of
   AllianceBernstein
   All-Asia Investment
   Fund and
   AllianceBernstein
   New Europe Fund            -0-    5,257,962             -0-   53,423,241
Shares redeemed       (2,087,937)   (2,105,960)   (23,466,464)  (19,136,574)
Net increase
   (decrease)         (2,483,794)    3,766,278   $(28,309,191) $ 39,984,585

Class C
Shares sold              333,856       335,174   $  3,885,051  $  3,101,481
Shares issued in
   connection with
   the acquisitions of
   AllianceBernstein
   All-Asia Investment
   Fund and
   AllianceBernstein
   New Europe Fund            -0-    1,789,403             -0-   16,860,859
Shares redeemed         (653,444)     (782,232)    (7,247,436)   (7,151,721)
Net increase
   (decrease)           (319,588)    1,342,345   $ (3,362,385) $ 12,810,619

Advisor Class
Shares sold            2,297,949     1,173,637   $ 28,954,456  $ 11,554,197
   Shares issued in
   connection with
   the acquisitions of
   AllianceBernstein
   All-Asia Investment
   Fund and
   AllianceBernstein
   New Europe Fund            -0-    1,030,873             -0-   10,035,460
Shares redeemed       (1,282,619)     (646,158)   (15,883,600)   (6,349,742)
Net increase           1,015,330     1,558,352   $ 13,070,856  $ 15,239,915


ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND o 25


NOTE F
Risks Involved in Investing in the Fund

Concentration of Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.


NOTE G
Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the "Facility") intended to provide for short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended July 31, 2006.


NOTE H
Components of Accumulated Earnings (Deficit)

As of July 31, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses                $  (68,176,215)(a)
Unrealized appreciation/(depreciation)                  51,094,673(b)
Total accumulated earnings/(deficit)                $  (17,081,542)

(a) On July 31, 2006, the Fund had a net capital loss carryforward of $68,155,975 (of which approximately $3,983,570 and $33,920,000, respectively, were attributable to the purchases of net assets of AllianceBernstein All-Asia Investment Fund, Inc. and AllianceBernstein New Europe Fund, Inc.), of which $232,411 expires in the year 2008, $6,639,293 expires in the year 2009, $53,808,061 expires in the year 2010 and $7,476,210 expires in the year 2011. During the fiscal year, the Fund utilized capital loss carryforwards of $37,494,879. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. As a result of the mergers with AllianceBernstein All-Asia Investment Fund, Inc. and AllianceBernstein New Europe Fund, Inc., into the Fund, various limitations and reductions regarding the future utilization of certain capital loss carryforwards were applied, based on certain provisions in the Internal Revenue Code. In addition, the Fund deferred $20,238 in post-October foreign currency losses into the next fiscal year.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.


26 o ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND


During the fiscal year, permanent differences due to foreign currency losses, net operating loss, India capital gains taxes and merger related reductions in capital loss carryforwards, resulted in a net decrease in accumulated net investment loss, a net decrease in accumulated net realized loss on investment and foreign currency transactions and a corresponding net decrease in additional paid-in capital. This reclassification had no effect on net assets.


NOTE I
Acquisition of AllianceBernstein All-Asia Investment Fund, Inc. and AllianceBernstein New Europe Fund, Inc. by AllianceBernstein
International Research Growth Fund, Inc. (the "Fund")

On June 24, 2005, the Fund acquired all of the net assets of the AllianceBernstein All-Asia Investment Fund, Inc. ("AAF"), pursuant to a plan of reorganization approved by the shareholders of AAF on May 31, 2005. On June 24, 2005, the acquisition was accomplished by a tax-free exchange of 2,797,744 shares of the Fund for 4,285,673 shares of AAF. The aggregate net assets of the Fund and AAF immediately before the acquisition were $86,443,444 and $26,953,145 (including $1,092,861 of net unrealized appreciation of investments and foreign currency denominated assets and liabilities), respectively. Immediately after the acquisition, the combined net assets of the Fund amounted to $113,396,589.

On July 8, 2005, the Fund acquired all of the net assets of the AllianceBernstein New Europe Fund, Inc. ("ANEF"), pursuant to a plan of reorganization approved by the shareholders of ANEF on May 31, 2005. On July 8, 2005, the acquisition was accomplished by a tax-free exchange of 12,395,933 shares of the Fund for 7,725,899 shares of ANEF. The aggregate net assets of the Fund and ANEF immediately before the acquisition were $112,953,031 and $119,880,506 (including $13,417,068 of net unrealized appreciation of investments and foreign currency denominated assets and liabilities), respectively. Immediately after the acquisition, the combined net assets of the Fund amounted to $232,833,537.


NOTE J
Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein



ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND o 27


Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

   (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

   (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

   (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance


28 o ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND


Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to pro-


ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND o 29


duce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. On April 12, 2006, respondents' petition was denied. On May 4, 2006, respondents appealed the court's determination.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts


30 o ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND


with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.


NOTE K
Change of Independent Registered Public Accounting Firm

On June 14, 2006, KPMG LLP ("KPMG") was selected as the Fund's independent registered public accounting firm for the 2006 fiscal year. A majority of the Fund's Board of Directors, including a majority of the Independent Directors, approved the appointment of KPMG LLP. The predecessor independent registered public accounting firm's reports on the Fund's financial statements for the year ended July 31, 2005 and the year ended July 31, 2004 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods there were no disagreements between the Fund and the predecessor independent registered public accounting firm on any matter of accounting principles or practices, finan-


ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND o 31


cial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent registered public accounting firm, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such periods.


Note L
Recent Accounting Pronouncement

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.


32 o ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                    Class A
                            --------------------------------------------------------------------------------------
                                                                              December 1,          Year Ended
                                           Year Ended July 31,                     2002 to           November 30,
                            -----------------------------------------           July 31,   -----------------------
                                 2006             2005           2004             2003(a)        2002        2001
-------------------------------------------------------------------------------------------------------------------
Net asset value,
  beginning of period          $10.26           $ 8.50         $ 7.54           $ 7.31           $ 8.36      $10.50
                             --------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income
  (loss)(b)                      .04(c)          (.03)(c)       (.07)(c)(d)      (.03)(c)         (.09)       (.10)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                   2.55             1.79           1.03              .26             (.96)      (2.04)
                             --------------------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations                     2.59             1.76            .96              .23            (1.05)      (2.14)
                             --------------------------------------------------------------------------------------
Net asset value,
  end of period                $12.85           $10.26         $ 8.50           $ 7.54           $ 7.31      $ 8.36
                             ======================================================================================
Total Return
Total investment return based
  on net asset value(e)         25.24%           20.71%         12.73%            3.15%          (12.56)%    (20.38)%

Ratios/Supplemental
  Data
Net assets, end of period
  (000's omitted)            $114,117          $91,949        $22,001          $23,851          $27,456     $40,555
Ratio to average net
  assets of:
  Expenses, net of waivers/
    reimbursements               1.65%(f)         1.94%(g)       2.23%            2.50%(h)         2.47%       2.17%
  Expenses, before waivers/
     reimbursements              1.73%(f)         2.09%          2.46%            2.99%(h)         2.47%       2.17%
  Net investment income (loss)    .36%(c)(f)      (.29)%(c)      (.81)%(c)(d)     (.68)%(c)(h)    (1.17)%     (1.06)%
Portfolio turnover rate            88%             136%            84%              56%              75%        171%


See footnote summary on page 37.


ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND o 33


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                    Class B
                             --------------------------------------------------------------------------------------
                                                                              December 1,          Year Ended
                                          Year Ended July 31,                     2002 to           November 30,
                             -----------------------------------------           July 31,   -----------------------
                                 2006             2005           2004             2003(a)        2002        2001
-------------------------------------------------------------------------------------------------------------------
Net asset value,
  beginning of period          $ 9.71           $ 8.10         $ 7.25           $ 7.06           $ 8.12      $10.29
                             --------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment loss(b)           (.04)(c)         (.09)(c)       (.13)(c)(d)      (.06)(c)        (.14)(c)     (.17)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                   2.40             1.70            .98              .25            (.92)       (2.00)
                             --------------------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations                     2.36             1.61            .85              .19           (1.06)       (2.17)
                             --------------------------------------------------------------------------------------
Net asset value,
  end of period                $12.07           $ 9.71         $ 8.10           $ 7.25          $ 7.06       $ 8.12
                             ======================================================================================
Total Return
Total investment return based
  on net asset value(e)         24.31%           19.88%         11.72%            2.69%         (13.05)%     (21.09)%

Ratios/Supplemental
  Data
Net assets, end of period
  (000's omitted)             $72,759          $82,622        $38,430          $45,815         $52,744     $80,353
Ratio to average net
  assets of:
  Expenses, net of waivers/
    reimbursements               2.35%(f)         2.76%(g)       2.99%            3.20%(h)        3.20%       2.92%
  Expenses, before waivers/
    reimbursements               2.50%(f)         2.92%          3.26%            3.79%(h)        3.25%       2.92%
  Net investment loss            (.39)%(c)(f)    (1.01)%(c)     (1.57)%(c)(d)    (1.38)%(c)(h)   (1.88)%(c)  (1.84)%
Portfolio turnover rate            88%             136%            84%              56%             75%        171%


See footnote summary on page 37.


34 o ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                    Class C
                             --------------------------------------------------------------------------------------
                                                                              December 1,          Year Ended
                                          Year Ended July 31,                     2002 to           November 30,
                             -----------------------------------------           July 31,   -----------------------
                                 2006             2005           2004             2003(a)        2002        2001
-------------------------------------------------------------------------------------------------------------------
Net asset value,
  beginning of period          $ 9.71           $ 8.10         $ 7.25           $ 7.06           $ 8.13      $10.29
                             --------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment loss(b)           (.04)(c)         (.08)(c)       (.13)(c)(d)      (.06)(c)         (.14)(c)    (.16)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                   2.40             1.69            .98              .25             (.93)      (2.00)
                             --------------------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations                     2.36             1.61            .85              .19            (1.07)      (2.16)
                             --------------------------------------------------------------------------------------
Net asset value,
  end of period                $12.07           $ 9.71         $ 8.10           $ 7.25           $ 7.06      $ 8.13
                             ======================================================================================
Total Return
Total investment return based
  on net asset value(e)         24.31%           19.88%         11.72%            2.69%          (13.16)%    (20.99)%

Ratios/Supplemental
  Data
Net assets, end of period
  (000's omitted)             $30,841          $27,911        $12,417          $15,257          $17,942     $28,990
Ratio to average net
  assets of:
  Expenses, net of waivers/
    reimbursements               2.35%(f)         2.70%(g)       2.97%            3.20%(h)         3.20%       2.88%
  Expenses, before waivers/
    reimbursements               2.45%(f)         2.86%          3.21%            3.73%(h)         3.20%       2.88%
  Net investment loss            (.36)%(c)(f)     (.96)%(c)     (1.54)%(c)(d)    (1.37)%(c)(h)    (1.90)%(c)  (1.80)%
Portfolio turnover rate            88%             136%            84%              56%              75%        171%


See footnote summary on page 37.


ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND o 35


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                 Advisor Class
                             --------------------------------------------------------------------------------------
                                                                              December 1,          Year Ended
                                          Year Ended July 31,                     2002 to           November 30,
                             -----------------------------------------           July 31,   -----------------------
                                 2006             2005           2004             2003(a)        2002        2001
-------------------------------------------------------------------------------------------------------------------
Net asset value,
  beginning of period         $10.47           $ 8.65         $ 7.66           $ 7.41           $ 8.44      $10.58
                             --------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income
  (loss)(b)                       .09(c)           .03(c)        (.03)(c)(d)      (.01)(c)         (.07)       (.07)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                   2.59             1.79           1.02              .26             (.96)      (2.07)
                             --------------------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations                     2.68             1.82            .99              .25            (1.03)      (2.14)
                             --------------------------------------------------------------------------------------
Net asset value,
  end of period                $13.15           $10.47         $ 8.65           $ 7.66           $ 7.41      $ 8.44
                             ======================================================================================
Total Return
Total investment return based
  on net asset value(e)         25.60%           21.04%         12.92%            3.37%          (12.20)%    (20.23)%

Ratios/Supplemental
  Data
Net assets, end of period
  (000's omitted)             $55,730          $33,754        $14,407          $12,629          $11,437     $14,116
Ratio to average net
  assets of:
  Expenses, net of waivers/
    reimbursements               1.35%(f)         1.67%(g)       1.90%            2.20%(h)         2.18%       1.86%
  Expenses, before waivers/
    reimbursements               1.40%(f)         1.85%          2.13%            2.70%(h)         2.18%       1.86%
  Net investment income (loss)    .75%(c)(f)       .30%(c)       (.37)%(c)(d)     (.32)%(c)(h)     (.85)%      (.78)%
Portfolio turnover rate            88%             136%            84%              56%              75%        171%


See footnote summary on page 37.


36 o ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)   The Fund changed its fiscal year end from November 30 to July 31.

(b)   Based on average shares outstanding.

(c)   Net of expenses waived/reimbursed by the Adviser.

(d)   Net of expenses waived/reimbursed by the Transfer Agent.

(e) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f) The ratio includes expenses attributable to estimated costs of proxy solicitation.

(g) Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the period shown below, the net expense ratios were as follows:

                                        Year Ended
                                       July 31, 2005
                                       -------------
      Class A                              1.94%
      Class B                              2.75%
      Class C                              2.70%
      Advisor Class                        1.67%

(h)   Annualized.


ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND o 37


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders
AllianceBernstein International Research Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein International Research Growth Fund, Inc. as of July 31, 2006, and the related statement of operations, statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended July 31, 2005 and the financial highlights for each of the presented years and periods ended prior to August 1, 2005 were audited by other independent registered public accountants whose report thereon, dated September 16, 2005, expressed an unqualified opinion on that financial statement and those financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein International Research Growth Fund, Inc. as of July 31, 2006, and the results of its operations, changes in its net assets, and its financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

New York, New York
September 25, 2006


38 o ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND


BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Nancy P. Jacklin(1)
Marshall C. Turner, Jr.(1)

OFFICERS(2)

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Hiromitsu Agata, Vice President
Edward D. Baker III, Vice President
Michael R. Baldwin, Vice President
Thomas J. Bardong, Vice President
Isabel Buccellati, Vice President
William Johnston, Vice President
Siobhan McManus, Vice President
Michele Patri, Vice President
Paul C. Rissman, Vice President
Robert W. Scheetz, Vice President
Thomas A. Schmitt, Vice President
Valli Srikanthapalan, Vice President
Christopher M. Toub, Vice President
Atsushi Yamamoto, Vice President
Emilie D. Wrapp, Secretary
Andrew L. Gangolf, Assistant Secretary
Joseph J. Mantineo, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller


Custodian
Brown Brothers Harriman & Company
40 Water Street
Boston, MA 02109-3661


Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105


Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 76278-6003
Toll-Free (800) 221-5672


Independent Registered Public Accounting Firm

KPMG LLP
345 Park Avenue
New York, NY 10154


Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004


(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2) The day-to-day management of and investment decisions for the Fund's portfolio are made by the Adviser's International Research Growth research sector heads, with oversight by the Adviser's International Research Growth Portfolio Oversight Group. Stock selection within each market sector of the Fund's portfolio is the responsibility of a research sector head for that sector. The Adviser's International Research Growth Oversight Group, comprised of senior investment professionals, in consultation with the International Research Growth research sector heads, is responsible for determining the market sectors into which the Fund's assets are invested and the percentage allocation into each sector. The research sector heads includes: Hiromitsu Agata, Isabel Buccellati, William Johnston, Michele Patri, Thomas A. Schmitt, Valli Srikanthapalan and Atsushi Yamamoto.


ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND o 39


MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.


                                                              PORTFOLIOS
                                                               IN FUND              OTHER
 NAME, ADDRESS,                          PRINCIPAL              COMPLEX         DIRECTORSHIPS
DATE OF BIRTH AND                      OCCUPATION(S)          OVERSEEN BY          HELD BY
 (YEAR ELECTED*)                    DURING PAST 5 YEARS         DIRECTOR           DIRECTOR
----------------------------------------------------------------------------------------------
INTERESTED DIRECTOR
Marc O. Mayer, **             Exective Vice President of          111            SCB Partners,
1345 Avenue of the            the Adviser since 2001, and                       Inc.; SCB, Inc.
Americas                      Executive Managing Director of
New York, NY 10105            AllianceBernstein Investments,
10/2/1957                     Inc. ("ABI") since 2003; prior
(2003)                        thereto, he was head of
                              AllianceBernstein Institutional
                              Investments, a unit of the
                              Adviser, from 2001-2003. Prior
                              thereto, Chief Executive Officer
                              of Sanford C. Bernstein & Co.,
                              LLC (institutional research and
                              brokerage arm of Bernstein &
                              Co., LLC) ("SCB & Co.") and its
                              predecessor since prior to 2001.


DISINTERESTED DIRECTORS
Chairman of the Board
William H. Foulk, Jr., #, +   Investment Adviser and an            113          None
P.O. Box 5060                 Independent Consultant. He
Greenwich, CT                 was formerly Senior Manager
06831-0505                    of Barrett Associates, Inc., a
9/7/1932                      registered investment adviser,
(1998)                        with which he had been
                              associated since prior to 2001.
                              He was formerly Deputy Comptroller
                              and Chief Investment Officer
                              of the State of New York and,
                              prior thereto, Chief Investment
                              Officer of the New York Bank
                              for Savings.

Ruth Block, ***, #            Formerly Executive Vice President    100          None
500 S.E. Mizner Blvd.         and Chief Insurance Officer of The
Boca Raton, FL 33432          Equitable Life Assurance Society
11/7/1930                     of the United States; Chairman and
(1998)                        Chief Executive Officer of Evlico
                              (insurance); Director of Avon, BP
                              (oil and gas), Ecolab Incorporated
                              (specialty chemicals), Tandem
                              Financial Group and Donaldson,
                              Lufkin & Jenrette Securities
                              Corporation; Governor at Large,
                              National Association of Securities
                              Dealers, Inc.


40 o ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND


                                                              PORTFOLIOS
                                                               IN FUND              OTHER
 NAME, ADDRESS,                          PRINCIPAL              COMPLEX         DIRECTORSHIPS
DATE OF BIRTH AND                      OCCUPATION(S)          OVERSEEN BY          HELD BY
 (YEAR ELECTED*)                    DURING PAST 5 YEARS         DIRECTOR           DIRECTOR
----------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

David H. Dievler, #           Independent Consultant. Until        112          None
P.O. Box 167                  December 1994 he was Senior Vice
Spring Lake, NJ 07762         President of AllianceBernstein
10/23/1929                    Corporation ("AB Corp.") responsible
(1998)                        for mutual fund administration.
                              Prior to joining AB Corp. in 1984,
                              he was Chief Financial Officer of
                              Eberstadt Asset Management since 1968.
                              Prior to that, he was a Senior Manager
                              at Price Waterhouse & Co. Member of
                              American Institute of Certified
                              Public Accountants since 1953.

John H. Dobkin, #             Consultant. Formerly President       111          None
P.O. Box 12                   of Save Venice, Inc. (preservation
Annandale, NY 12504           organization) from 2001-2002,
2/19/1942                     Senior Advisor from June 1999-
(1998)                        June 2000 and President of
                              Historic Hudson Valley (historic
                              preservation) from December 1989-
                              May 1999. Previously, Director of
                              the National Academy of Design
                              and during 1988-1992, Director and
                              Chairman of the Audit Committee
                              of AB Corp.

Michael J. Downey, #          Consultant since January 2004.       111      Asia Pacific
c/o AllianceBernstein L.P.    Formerly managing partner                      Fund, Inc.
Attn: Philip L. Kirstein      of Lexington Capital, LLC                        and The
1345 Avenue of the            (investment advisory firm) from                Merger Fund
Americas                      December 1997 until December
New York, NY 10105            2003. Prior thereto, Chairman
1/26/1944                     and CEO of Prudential Mutual
(2005)                        Fund Management from 1987
                              to 1993.


ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND o 41


                                                              PORTFOLIOS
                                                               IN FUND              OTHER
 NAME, ADDRESS,                          PRINCIPAL              COMPLEX         DIRECTORSHIPS
DATE OF BIRTH AND                      OCCUPATION(S)          OVERSEEN BY          HELD BY
 (YEAR ELECTED*)                    DURING PAST 5 YEARS         DIRECTOR           DIRECTOR
----------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

D. James Guzy, #              Chairman of the Board of PLX         111           Intel Corporation
P.O. Box 128                  Technology (semi-conductors)                      (semi-conductors),
Glenbrook, NV 89413           and of SRC Computers, Inc.,                          Cirrus Logic
3/7/1936                      with which he has been                               Corporation
(2005)                        associated since prior to 2001.                   (semi-conductors),
                              He is also President of the                          and the Davis
                              Arbor Company (private family                      Selected Advisors
                              investments).                                       Group of Mutual
                                                                                       Funds

Nancy P. Jacklin, #           Formerly, U.S. Executive              111                 None
4046 Chancery Court, NW       Director of the International
Washington, DC 20007          Monetary Fund (December
5/22/1948                     2002-May 2006); partner,
(2006)                        Clifford Chance (1992-2002);
                              Senior Counsel, International
                              Banking and Finance, and
                              Associate General Counsel,
                              Citicorp (1985-1992); Assistant
                              General Counsel (International)
                              Federal Reserve Board of
                              Governors (1982-1985); and
                              Attorney Advisor, U.S. Department
                              of the Treasury (1973-1982).
                              Member of the Bar of the District
                              of Columbia and of New York and
                              member of the Council on Foreign
                              Relations.


42 o ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND


                                                              PORTFOLIOS
                                                               IN FUND              OTHER
 NAME, ADDRESS,                          PRINCIPAL              COMPLEX         DIRECTORSHIPS
DATE OF BIRTH AND                      OCCUPATION(S)          OVERSEEN BY          HELD BY
 (YEAR ELECTED*)                    DURING PAST 5 YEARS         DIRECTOR           DIRECTOR
----------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

Marshall C. Turner, Jr., #    Principal of Turner Venture          111          The George
220 Montgomery Street         Associates since prior to 2001.                   Lucas
Penthouse 10                  From 2003 until May 31, 2006,                     Educational
San Francisco, CA             he was CEO of Toppan Photomasks,                  Foundation;
94104-3402                    Inc., Austin, Texas (semi-conductor               and National
10/10/1941                    manufacturing services).                          Datacast, Inc.
(2005)


*     There is no stated term of office for the Fund's Directors.

**    Mr. Mayer is an "interested person", as defined in the 1940 Act, due to his position as an Executive Vice President of the Adviser.

***   Ms. Block was an "interested person", as defined in the 1940 Act, until
October 21, 2004 by reason of her ownership of equity securities of a controlling person of the Adviser. Such securities were sold for approximately $2,400 on October 21, 2004. Ms. Block received shares of The Equitable Companies Incorporated ("Equitable") as part of the demutualization of The Equitable Life Assurance Society of the United States. Her Equitable shares were subsequently converted through a corporate action into 116 American Depositary Shares of AXA.

+    Member of the Fair Value Pricing Committee.

#    Member of the Audit Committee, the Governance and Nominating Committee and
the Independent Directors Committee.


ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND o 43


Officer Information
Certain information concerning the Fund's Officers is listed below.


 NAME, ADDRESS,*         POSITION(S) HELD         PRINCIPAL OCCUPATION
AND DATE OF BIRTH            WITH FUND             DURING PAST 5 YEARS
-------------------------------------------------------------------------------
Marc O. Mayer            President and Chief      See biography above.
10/2/1957                Executive Officer

Philip L. Kirstein       Senior Vice President    Senior Vice President and
5/29/1945                and Independent          Independent Compliance Officer of
                         Compliance Officer       the AllianceBernstein Funds, with
                                                  which he has been associated since
                                                  October 2004. Prior thereto, he was
                                                  Of Counsel to Kirkpatrick & Lockhart,
                                                  LLP from October 2003 to October 2004,
                                                  and General Counsel of Merrill Lynch
                                                  Investment Managers, L.P. since prior
                                                  to 2001 until March 2003.

Hiromitsu Agata,         Vice President           Senior Vice President of
11/5/1962                                         AllianceBernstein Japan, Ltd.,**, with
                                                  which he has been associated since prior
                                                  to 2001.

Edward D. Baker, III,    Vice President           Senior Vice President and Chief
2/4/1951                                          Investment Officer - Emerging Markets of
                                                  the Adviser,** with which he has been
                                                  associated since prior to 2001.

Michael R. Baldwin,      Vice President           Senior Vice President of the Adviser,**
2/26/1958                                         with which he has been associated since
                                                  prior to 2001.

Thomas J. Bardong,       Vice President           Senior Vice President of the Adviser,**
4/28/1945                                         with which he has been associated since
                                                  prior to 2001.

Isabel Buccellati,       Vice President           Vice President of AllianceBernstein
11/6/1968                                         Limited ("ABL"),** with which she has
                                                  been associated since prior to 2001.

William Johnston,        Vice President           Senior Vice President of ABL,** with
2/24/1961                                         which he has been associated since
                                                  prior to 2001.

Sioban McManus,          Vice President           Senior Vice President of the Adviser, **
4/20/1962                                         with which she has been associated since
                                                  prior to 2001.

Michele Patri,           Vice President           Vice President of ABL** and a Non-US
6/10/1963                                         Developed Analyst since April 2001.
                                                  Prior thereto, he was a portfolio manager
                                                  at Citigroup Asset Manager in London since
                                                  prior to 2001.


44 o ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND



 NAME, ADDRESS,*         POSITION(S) HELD         PRINCIPAL OCCUPATION
AND DATE OF BIRTH            WITH FUND             DURING PAST 5 YEARS
-------------------------------------------------------------------------------
Paul C. Rissman,         Vice President           Executive Vice President of the
11/10/1956                                        Adviser,** with which he has
                                                  been associated since prior to 2001.

Robert W. Scheetz,       Vice President           Senior Vice President of the Adviser,**
11/22/1965                                        with which he has been associated since
                                                  prior to 2001.

Thomas A. Schmitt,       Vice President           Senior Vice President of the Adviser,**
7/13/1957                                         with which he has been associated since
                                                  prior to 2001.

Valli Srikanthapalan,    Vice President           Senior Vice President of ABL,**
4/21/1974                                         with which she has been associated since
                                                  prior to 2001.

Christopher M. Toub,     Vice President           Executive Vice President of the
6/15/1959                                         Adviser,** with which he has been
                                                  associated since prior to 2001.

Atsushi Yamamoto,        Vice President           Senior Vice President of
12/24/1966                                        AllianceBernstein Japan Ltd.,** with
                                                  which he has been associated since prior
                                                  to 2001.

Joseph J. Mantineo,      Treasurer and Chief      Senior Vice President of ABIS,** with
3/28/1959                Financial Officer        which he has been associated since prior
                                                  to 2001.

Vincent S. Noto,         Controller               Vice President of ABIS,** with which he
12/14/1964                                        has been associated since prior to 2001.

Emilie D. Wrapp,         Secretary                Senior Vice President, Assistant
11/13/1955                                        General Counsel and Assistant Secretary
                                                  of ABI,** with which she has been
                                                  associated since prior to 2001.

Andrew L. Gangolf,       Assistant Secretary      Senior Vice President and Assistant
8/15/1954                                         General Counsel of ABI,** with which he
                                                  has been associated since prior to 2001.


* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

**    The Adviser, ABI, AllianceBernstein Japan Ltd., ABL, ABIS and SCB & Co.
are affiliates of the Fund.

The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618 for a free prospectus or SAI.


ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND o 45


Information Regarding the Review and Approval of the Fund's Advisory Agreement

The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Fund and the Adviser at a meeting held on June 14, 2006.

In preparation for the meeting, the directors had requested from the Adviser and received and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives as the Fund derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The directors also reviewed an independent evaluation from the Fund's Senior Officer (who is also the Fund's Independent Compliance Officer) of the reasonableness of the advisory fees in the Fund's Advisory Agreement (as contemplated by the September 2004 Assurance of Discontinuance between the Adviser and the New York Attorney General) wherein the Senior Officer concluded that such fees were reasonable. In addition, the directors received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approval. The directors noted that the Senior Officer's evaluation considered the following factors: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; cost to the Adviser and its affiliates of supplying services pursuant to the Advisory Agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Fund grows larger; and nature and quality of the Adviser's services including the performance of the Fund.

Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in two private sessions at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement, the directors considered all factors they believed relevant, including the following:

    1. information comparing the performance of the Fund to other investment companies with similar investment objectives and to two indices;

    2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

    3. payments received by the Adviser from all sources in respect of the Fund and all investment companies in the AllianceBernstein Funds complex;


46 o ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND


    4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Fund and to all investment companies in the AllianceBernstein Funds complex;

    5. comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

    6. the extent to which economies of scale would be realized to the extent the Fund grows and whether fee levels reflect any economies of scale for the benefit of investors;

    7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Fund, including the extent to which the Adviser benefits from soft dollar arrangements;

    8. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the Fund;

    9. portfolio turnover rates for the Fund compared to other investment companies with similar investment objectives;

    10. fall-out benefits that the Adviser and its affiliates receive from their relationships with the Fund;

    11. the Adviser's representation that there are no institutional products managed by the Adviser which have a substantially similar investment style as the Fund;

    12. the Senior Officer's evaluation of the reasonableness of the fee payable to the Adviser in the Advisory Agreement;

    13. the professional experience and qualifications of the Fund's portfolio management team and other senior personnel of the Adviser; and


    14.   the terms of the Advisory Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.


ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND o 47


In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors.

The directors determined that the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement (including their determinations that the Adviser should continue to be the investment adviser for the Fund, and that the fees payable to the Adviser pursuant to the Advisory Agreement are appropriate) were separately discussed by the directors.

Nature, extent and quality of services provided by the Adviser

The directors noted that, under the Advisory Agreement, the Adviser, subject to the control of the directors, administers the Fund's business and other affairs. The Adviser manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objective and policies. Under the Advisory Agreement, the Adviser also provides the Fund with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Fund) and executive and other personnel as are necessary for the Fund's operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Fund.

The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Fund's request by employees of the Adviser or its affiliates. Requests for these "at no more than cost" reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Fund to the Adviser than the fee rates stated in the Fund's Advisory Agreement.

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and other developments. The directors noted, for example, that the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Fund's compliance programs, and that these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The directors considered the quality of the in-house investment research capabilities of the


48 o ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND


Adviser and the other resources it has dedicated to performing services for the Fund. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability to the Adviser

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2004 and 2005 that had been prepared with an updated expense allocation methodology. The directors noted that the updated methodology differed in various respects from the methodology used in prior years. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses, as well as the "revenue sharing" arrangements the Adviser has entered into with certain entities that distribute shares of the Fund. The directors focused on the profitability of the Adviser's relationship with the Fund before taxes and distribution expenses. The directors recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Fund was not excessive.

Fall-Out Benefits

The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. They noted that the Adviser makes presentations to the directors regarding its trading practices and brokerage allocation policies, including its policies with respect to soft dollar arrangements, from time to time and had made


ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND o 49


a special presentation to the directors in May 2006 on this subject. The directors noted that the Adviser has represented to them that all of its soft dollar arrangements are consistent with applicable legal requirements including the achievement of best execution.

The directors also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser, receives 12b-1 fees from the Fund in respect of classes of shares of the Fund that are subject to the Fund's 12b-1 plan and retains a portion of such 12b-1 fees, and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The directors also noted that certain affiliates of the Adviser distribute shares of the Fund and receive compensation in that connection, that a subsidiary of the Adviser provides transfer agency services to the Fund and receives compensation from the Fund for such services, and that brokers who are affiliated with the Adviser are permitted to execute brokerage transactions for the Fund subject to satisfaction of certain requirements and receive brokerage commissions from the Fund and liquidity rebates from electronic communication networks ("ECNs") in connection with certain of such transactions. The directors noted that the Adviser had made a recent presentation to the directors detailing liquidity rebates that Sanford C. Bernstein & Co. LLC receives in respect of transactions effected through ECNs.

The directors recognized that the Adviser's profitability would be somewhat lower if it did not receive research for soft dollars or if the Adviser's affiliates did not receive the other benefits described above. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Fund at each regular Board meeting during the year. At the meeting, the directors reviewed information from a report prepared by Lipper showing performance for Class A shares of the Fund as compared to a group of 4 funds in its Lipper category selected by Lipper (the "Performance Group") and as compared to a universe of 10 to 9 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Universe") for periods ended December 31, 2005 over the 1-, 3- and 5-year periods. The directors also reviewed information prepared by the Adviser showing performance of the Class A Shares of the Fund as compared to the Morgan Stanley Capital International All Country World (ex-US) Index (Net) (the "MSCI All Country Index"), the Fund's new benchmark, and the Morgan Stanley Capital Europe, Australasia and Far East Growth Index (Net) (the "MSCI EAFE Index"), the Fund's former benchmark, for periods ended December 31, 2005 over the 1-, 3-, 5-year and since inception periods (March 1998 inception). The directors noted that in the Performance


50 o ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND


Group comparison the Fund was 2 out of 4 in the 1- and 3-year periods and 1 out of 4 in the 5-year period, and in the Performance Universe comparison the Fund was in the 1st quintile in the 1-year period, 4th quintile in the 3-year period and 2nd quintile in the 5-year period. The comparative information showed that the Fund outperformed the MSCI All Country Index in the 1-year period and underperformed the MSCI All Country Index in the 3- and 5-year periods (comparative information for the MSCI All Country Index was not available for the since inception period), and outperformed the MSCI EAFE Index in the 1-year and since inception periods and underperformed the MSCI EAFE Index in the 3- and 5-year periods. Based on their review, the directors concluded that the Fund's relative performance over time was satisfactory. They also noted that the Fund's shareholders had recently approved a new investment objective for the Fund and that a number of changes to investment policies had recently been approved.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors reviewed information in the Adviser's Form ADV and noted that it charged institutional clients lower fees for advising comparably sized accounts using strategies that differ from those of the Fund but which involve investments in securities of the same type that the Fund invests in (i.e., equity securities). They had previously received an oral presentation from the Adviser that supplemented such information.

The Adviser reviewed with the directors the significant differences in the scope of services it provides to institutional clients and to the Fund. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Fund by non-affiliated service providers and is responsible for the compensation of the Fund's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients, and that fees charged to the Fund reflect the costs and risks of the additional obligations. The Adviser also noted that since the Fund is constantly issuing and redeeming its shares, it is more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.


ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND o 51


The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the subject Fund. The Class A expense ratio of the Fund was based on the Fund's latest fiscal year expense ratio adjusted to reflect the new expense cap effective May 10, 2005. The directors recognized that the expense ratio information for the Fund potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that it was likely that the expense ratios of some funds in the Fund's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Fund's at approximate current size contractual effective fee rate of 75 basis points was materially lower than the Expense Group median. The directors noted that the latest fiscal year administrative expense reimbursement by the Fund pursuant to the Advisory Agreement was 9 basis points, and that as a result the total compensation received by the Adviser from the Fund pursuant to the Advisory Agreement was only somewhat lower than the Expense Group median. The directors also noted that the Adviser advises a portfolio of another AllianceBernstein fund with a substantially similar investment style as the Fund for the same fee rate schedule as the Fund. The directors also noted that the Fund's pro forma total expense ratio (pro forma to reflect the new expense cap effective May 10, 2005) was slightly lower than the Expense Group median and the same as the Expense Universe median. The directors concluded that the Fund's expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints so that, if assets were to increase over the breakpoint levels, the fee rates would be reduced on the incremental assets. The directors also considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry. The directors believe that economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect the Fund's operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's


52 o ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND


cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund's breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Fund's net assets.


ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND o 53


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF
INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the "Adviser") and AllianceBernstein International Research Growth Fund, Inc. (the "Fund"), prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the "NYAG").(2) The Senior Officer's evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer's evaluation considered the following factors:

     1. Management fees charged to institutional and other clients of the Adviser for like services;

     2. Management fees charged by other mutual fund companies for like services;

     3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

     4. Profit margins of the Adviser and its affiliates from supplying such services;

     5.   Possible economies of scale as the Fund grows larger; and

     6. Nature and quality of the Adviser's services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser's settlement with the NYAG in December 2003, is


(1) It should be noted that the information in the fee summary was completed on June 2, 2006 and presented to the Board of Directors on June 14, 2006 in accordance with the Assurance of Discontinuance between the NYAG and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

(2)   Future references to the Fund do not include "AllianceBernstein."


54 o ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND


based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.(3)

                    Net Assets           Advisory Fee
                    02/28/06        Based on % of Average
Category            (million)          Daily Net Assets                     Fund
----------------------------------------------------------------------------------------
International       $281.7         75 bp on 1st $2.5 billion     International Research
                                   65 bp on next $2.5 billion    Growth Fund, Inc.
                                   60 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. Indicated below is the reimbursement amount, which the Adviser received from the Fund in the Fund's most recently completed fiscal year, expressed in dollars and as a percentage of average daily net assets:

                                                      As a % of Average
Fund                                         Amount    Daily Net Assets
--------------------------------------------------------------------------
International Research Growth Fund, Inc.     $84,000        0.09%

The Adviser agreed to waive that portion of its management fees and/or reimburse the Fund for that portion of its total operating expenses to the degree necessary to limit the Fund's expense ratios to the amounts set forth below for the Fund's fiscal year. The waiver is terminable by the Adviser at the end of the Fund's fiscal year upon at least 60 days written notice prior to the termination date of the undertaking.

                       Expense Cap Pursuant to   Gross
                          Expense Limitation    Expense
Fund                          Undertaking       Ratio(4)    Fiscal Year End
---------------------------------------------------------------------------
International Research   Class A       1.65%     1.97%      July 31 (ratios
Growth Fund, Inc.(5)     Class B       2.35%     2.71%       as of January
                         Class C       2.35%     2.69%          31, 2006)
                         Adv. Class    1.35%     1.67%


I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The management fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services


(3) Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the NYAG.

(4)   Annualized.

(5) The stated caps were implemented on May 10, 2005 with respect to Class A, Class B, Class C and Advisor Class shares. Prior thereto, with respect to Class A, Class B and Class C, and Advisor Class shares, the caps were 2.50%, 3.20%, 3.20% and 2.20%, respectively.


ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND o 55


provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes Oxley Act of 2002, and coordinating with and monitoring the Fund's third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses is reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund's investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund. It should be noted that the Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship. However, in respect to the Fund, the Adviser represented that there is no institutional product that has a substantially similar investment style as the Fund.

The AllianceBernstein Variable Products Series Fund, Inc. ("AVPS"), which is managed by the Adviser and is available through variable annuity and variable life contracts offered by other financial institutions, offers investors the option to invest in a portfolio that has a similar investment style as the Fund. The following table shows the fee schedule of such AVPS portfolio:


Fund                              AVPS Portfolio                    Fee Schedule
------------------------------------------------------------------------------------------------
International Research            International Research            75 bp on first $2.5 billion
Growth Fund, Inc.                 Growth Portfolio                  65 bp on next $2.5 billion
                                                                    60 bp on the balance


56 o ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND


The Alliance Capital Investment Trust Management mutual funds ("ACITM"), which are offered to investors in Japan, have an "all-in" fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ACITM mutual fund with a similar investment style as the Fund is as follows:

Fund                               ACITM Mutual Fund              Fee
----------------------------------------------------------------------
International Research      Alliance International Research      0.30%
Growth Fund, Inc.           Growth -- International Blend(6)

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Fund.


II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. ("Lipper"), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the Fund's ranking with respect to the proposed management fee relative to the Lipper group median at the approximate current asset level of the Fund.(7)

At the request of the Senior Officer, independent counsel for the Independent Directors and the Adviser, Lipper provided supplemental information (shown in bold and italicized), which compared the Fund's management fee against it's peers within an expanded Lipper Expense Group.(8) The expanded Lipper Expense Group of the Fund has peers which have a similar size, load type and 12b-1 service/non 12b-1 service fee; the difference between a "normal" and expanded Lipper Expense Group is that the peers of the expanded group, which invest in international equity securities, can either be large cap or multi-cap and have an investment style of growth or core (blend).(9)


(6)   This ACITM fund is privately placed or institutional.

(7) The effective management fee is calculated by Lipper using the Fund's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Fund has the lowest effective fee rate in the Lipper peer group.

(8) For a "normal" Lipper Expense Group, Lipper uses the following criteria in screening funds to be included in the Fund's expense group: fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

(9) The Fund's Lipper investment classification/objective is International Large-Cap Growth (ILCG). The Fund's expanded Lipper Expense Group, including the Fund, consists of 2 funds with the investment classification/objective of ILCG, 6 funds of International Multi-Cap Growth ("IMLG") and 6 funds of International Large-Cap Core ("ILCC").


ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND o 57


                                Effective          Lipper
                               Management          Group
Fund                             Fee(10)           Median          Rank
-------------------------------------------------------------------------------
International Research            0.750             0.915           1/4
Growth Fund, Inc.                 0.750             0.851          1/14

Lipper also analyzed the total expense ratio of the Fund in comparison to its Lipper Expense Group(11) and Lipper Expense Universe.(12) Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense Universe as a broader group, consisting of all funds in the same investment classification/objective with a similar load type as the subject Fund. The result of that analysis is set forth below. Supplemental Lipper information for certain of the Funds is also provided (shown in bold and italicized).(13)

                       Expense    Lipper       Lipper     Lipper      Lipper
                        Ratio      Group       Group     Universe    Universe
Fund                   (%)(14)    Median (%)   Rank       Median (%)   Rank
------------------------------------------------------------------------------
International Research  1.940      1.699        4/4        1.650        8/8
Growth Fund, Inc.(15)   1.940      1.816       11/14        N/A         N/A

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.


(10) The effective management fee rate for the Fund does not reflect the aforementioned payments made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the effective management fee does not reflect any waivers or expense reimbursements for expense caps that effectively reduce the contractual fee rate.

(11) Lipper uses the following criteria in screening funds to be included in the Fund's expense group: fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

(12) Except for asset (size) comparability, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

(13)  See footnote 9.

(14) The total expense ratios shown are for the Fund's most recent fiscal year end Class A shares.

(15) The total expense ratio that is shown is for the Fund's Class A shares as of end of the most recently completed fiscal year (July 31, 2005). Effective May 10, 2005, the Adviser agreed to waive its fees and bear certain expenses to the extent necessary to limit the Fund's total operating expenses on an annual basis. Had the expense cap been in effect for the full fiscal year, the Fund would have had a pro-forma total expense ratio of 1.650, group expense ratio ranking of 2/4 and universe expense ranking of 5/8.


58 o ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND


III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

A consultant was retained by the Senior Officer to work with the Adviser's personnel to align the Adviser's two profitability reporting systems. The alignment, which now has been completed, allows the Adviser's management and the Directors to receive consistent presentations of the financial results and profitability although the two profitability reporting systems operate independently. See Section IV for additional discussion.


IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer. The Adviser's profitability from providing investment advisory services to the Fund increased during calendar year 2005 relative to 2004.

In addition to the Adviser's direct profits from managing the Fund, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution, and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges ("CDSC") and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Fund.

AllianceBernstein Investments, Inc. ("ABI"), an affiliate of the Adviser, is the Fund's principal underwriter. ABI and the Adviser have disclosed in the Fund's prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2005, ABI paid approximately 0.042% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $18.0 million for distribution services and educational support (revenue sharing payments). For 2006, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17.5 million.(16)


(16) ABI currently inserts the "Advance" in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an "independent mailing" would cost.


ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND o 59


After payments to third party intermediaries, ABI retained the following amounts for Class A front-end load sales charges from sales of the Fund's Class A shares during the Fund's most recently completed fiscal year:

Fund                                                         Amount Received
----------------------------------------------------------------------------
International Research Growth Fund, Inc.                          $2,311

ABI received the amounts set forth below in Rule 12b-1 fees and CDSC for the Fund during the Fund's most recent fiscal year:

Fund                                      12b-1 Fees Received  CDSC Received
----------------------------------------------------------------------------
International Research Growth Fund, Inc.        $600,249          $37,839

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. ("ABIS"), the affiliated transfer agent, are based on the level of the network account and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS' after-tax profitability increased in 2005 in comparison to 2004. ABIS received the following fee from the Fund in the most recent fiscal year:

Fund                                                            ABIS Fee(17)
----------------------------------------------------------------------------
International Research Growth Fund, Inc.                          $273,518

The Fund may effect brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co. LLC ("SCB") and/or its U.K. affiliate, Sanford C. Bernstein Limited ("SCB Ltd."), collectively "SCB," and pay commissions for such transactions during the Fund's fiscal year. The Adviser represented that SCB's profitability from any business conducted with the Fund would be comparable to the profitability of SCB's dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks ("ECNs") derived from trading for its clients. These credits and charges are not being passed on to any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Adviser's clients. These soft dollar benefits reduce the Adviser's cost of doing business and increase its profitability.

(17) The fee disclosed is net of any waivers or any other expense offset arrangement with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder's account to the transfer agent's account and then from the transfer agent's account to the Fund's account.


60 o ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND


V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent a fund's assets exceeds its initial breakpoint its shareholders benefit from a lower fee rate.


VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE FUND.

With assets under management of $635 billion as of April 30, 2006, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information below, which was prepared by Lipper, shows the 1, 3, and 5 year performance rankings of the Fund(18) relative to its Lipper Performance Group(19) and Lipper Performance Universe(20) for the periods ended December 31, 2005:

International Research
Growth Fund, Inc.             Group                Universe
-----------------------------------------------------------
1 year                         2/4                   2/10
3 year                         2/4                   7/10
5 year                         1/4                   3/9


(18)  The performance rankings are for the Class A shares of the Fund.

(19)  The Lipper Performance Group is identical to the Lipper Expense Group.


(20) For the Lipper Performance Universe, Lipper included the Fund and all of the funds of the same Lipper Classification/Objective and load type, regardless of asset size.


ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND o 61


Set forth below are the 1, 3, 5 year and since inception performance returns of the Fund (in bold)(21) versus its benchmark:(22)

                                        Periods Ending December 31, 2005
                                             Annualized Performance
--------------------------------------------------------------------------
                                         1         3         5     Since
Fund                                   Year      Year      Year  Inception
--------------------------------------------------------------------------
International Research
Growth Fund, Inc.                      17.71     19.02     1.88     2.06
MSCI All Country World
ex US Index (Net)                      16.62     25.69     6.27      N/A

CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: July 17, 2006


(21)  The performance returns shown are for the Class A shares of the Fund.

(22) The Adviser provided Fund and benchmark performance return information for periods through December 31, 2005 in order to maintain consistency with Lipper's performance rankings in the analysis.


62 o ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND


THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS


ALLIANCEBERNSTEIN FAMILY OF FUNDS

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Wealth Strategies Funds
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Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

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Blended Style Funds
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U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

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Growth Funds
--------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund
International Research Growth Fund

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Value Funds
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Domestic

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-CapValue Fund
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

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Taxable Bond Funds
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Global Government Income Trust*
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Intermediate Bond Portfolio*
Short Duration Portfolio
U.S. Government Portfolio

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Municipal Bond Funds
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National                     Michigan
Insured National             Minnesota
Arizona                      New Jersey
California                   New York
Insured California           Ohio
Florida                      Pennsylvania
Massachusetts                Virginia

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Intermediate Municipal Bond Funds
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Intermediate California
Intermediate Diversified
Intermediate New York

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Closed-End Funds
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All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

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Retirement Strategies Funds
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2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy
2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy
2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our website at www.alliancebernstein.com or call us at 800.227.4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to February 1, 2006, Global Government Income Trust was named Americas Government Income Trust and Intermediate Bond Portfolio was named Quality Bond Portfolio.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND o 63


NOTES


64 o ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND


ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


IRG-0151-0706



ITEM 2.       CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.


ITEM 3.       AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.


ITEM 4.       PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm PricewaterhouseCoopers LLP for the Fund's 2005 fiscal year and KPMG LLP for the Fund's 2006 fiscal year for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders;
(ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

                                                   Audit-Related
                                 Audit Fees            Fees          Tax Fees
-------------------------------------------------------------------------------
               2005               $44,000             $1,760          $6,100
               2006               $37,500                 $0          $8,511

(d)           Not applicable.

(e) (1)       Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent registered public accounting firm. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2)       All of the amounts for Audit Fees, Audit-Related Fees and Tax
Fees in the table under Item 4 (a) - (c) are for services pre-approved by the Fund's Audit Committee.

(f)           Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Service Affiliates"):

                                                        Total Amount of
                                                      Foregoing Column Pre-
                                                      approved by the Audit
                                All Fees for              Committee
                            Non-Audit Services       (Portion Comprised of
                              Provided to the          Audit Related Fees)
                          Portfolio, the Adviser     (Portion Comprised of
                          and Service Affiliates           Tax Fees)
----------------------------------------------------------------------------
            2005                  $810,635                 [$7,860]
                                                           ($1,760)
                                                           ($6,100)
            2006 *              $6,472,214                 [$8,511]
                                                           ($    0)
                                                           ($8,511)

* On June 14, 2006, the Fund engaged KPMG LLP as independent accountants for fiscal year 2006.

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor's independence.


ITEM 5.       AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.


ITEM 6.       SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.


ITEM 8.        PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT
COMPANIES.

Not applicable to the registrant.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.


ITEM 10.      SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.


ITEM 11.      CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12.      EXHIBITS.

The following exhibits are attached to this Form N-CSR:


    EXHIBIT NO.   DESCRIPTION OF EXHIBIT
--------------------------------------------------------------------------
    12 (a) (1)    Code of Ethics that is subject to the disclosure of
                  Item 2 hereof

    12 (b) (1)    Certification of Principal Executive Officer Pursuant
                  to Section 302 of the Sarbanes-Oxley Act of 2002

    12 (b) (2)    Certification of Principal Financial Officer Pursuant
                  to Section 302 of the Sarbanes-Oxley Act of 2002

    12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):  AllianceBernstein International Research Growth Fund, Inc.

By:           /s/ Marc O. Mayer
              Marc O. Mayer
              President

Date:         September 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:           /s/ Marc O. Mayer
              Marc O. Mayer
              President

Date:         September 28, 2006

By:           /s/ Joseph J. Mantineo
              Joseph J. Mantineo
              Treasurer and Chief Financial Officer

Date:         September 28, 2006